UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2021

LAREDO PETROLEUM, INC.

(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 900, Tulsa, Oklahoma	74119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	LPI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information included under Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 11, 2021 (the “Announcement 8-K”), on May 7, 2021, Laredo Petroleum, Inc. (the “Company”) entered into agreements with respect to the Sabalo/Shad Acquisition and the Working Interest Sale, as those terms are defined and described in the Announcement 8-K.

On July 1, 2021, the Company consummated the Sabalo/Shad Acquisition and the Working Interest Sale.

In connection with the closing of the Sabalo/Shad Acquisition, the Company, Sabalo and Shad entered into a Registration Rights Agreement, a form of which was included as Exhibit C to each of the Sabalo PSA and the Shad PSA (as those terms are defined and described in the Announcement 8-K) filed as Exhibit 2.1 and Exhibit 2.2 to the Announcement 8-K, respectively, and is incorporated by reference herein.

Also in connection with the closing of the Sabalo/Shad Acquisition, the Company, Sabalo and EnCap Capital Fund IX, L.P. entered into a Standstill Agreement, a form of which was included as Exhibit F to the Sabalo PSA filed as Exhibit 2.1 to the Announcement 8-K and is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

On July 1, 2021, the Company issued the 2,506,964 shares of its common stock constituting a portion of the purchase price in the Sabalo/Shad Acquisition in reliance on the exemption from registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof. The Company relied upon representations, warranties, certifications and agreements of Sabalo or Shad (as each is defined herein) or their respective affiliates (as applicable) in support of the satisfaction of the conditions contained in Section 4(a)(2) of the Securities Act.

Item 7.01	Regulation FD Disclosure.

On July 1, 2021, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

All statements in the press release, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and actual results or developments may differ materially from those in the forward-looking statements. See the Company's Annual Report on Form 10-K for the year ended December 31, 2020, the Announcement 8-K and the Company's other filings with the SEC for a discussion of other risks and uncertainties. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto are deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business to be acquired.

The audited annual combined financial statements of Sabalo Energy, LLC and Sabalo Operating, LLC (collectively, “Sabalo”), which comprise the balance sheets as of December 31, 2020 and 2019, the related statements of operations, members’ equity, and cash flows for the years then ended, and the related notes to the combined financial statements, were filed as Exhibit 99.1 to the Company’s current report on Form 8-K filed on June 2, 2021 (the “Financials 8-K”) and are incorporated by reference herein.

The unaudited quarterly combined financial statements of Sabalo, which comprise the balance sheet as of March 31, 2021, the related statements of operations, members’ equity, and cash flows for the three-month periods ended March 31, 2021 and 2020, and the related notes to the combined financial statements, were filed as Exhibit 99.2 to the Financials 8-K and are incorporated by reference herein.

The audited annual financial statements of Shad Permian, LLC (“Shad”), which comprise the balance sheets as of December 31, 2020 and 2019, the related statements of operations, members’ equity, and cash flows for the years then ended, and the related notes to the financial statements, were filed as Exhibit 99.3 to the Financials 8-K and are incorporated by reference herein.

The unaudited quarterly financial statements of Shad, which comprise the balance sheet as of March 31, 2021, the related statements of income, members’ equity, and cash flows for the three-month periods ended March 31, 2021 and 2020, and the related notes to the financial statements, were filed as Exhibit 99.4 to the Financials 8-K and are incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company, which comprise the balance sheet as of March 31, 2021, the related statements of operations for the year ended December 31, 2020 and three-month period ended March 31, 2021, and the related notes to the pro forma condensed combined financial information, were filed as Exhibit 99.5 to the Financials 8-K and are incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated July 1, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Date: July 2, 2021	By:	/s/ Bryan J. Lemmerman
Bryan J. Lemmerman
Senior Vice President and Chief Financial Officer